OTHER COMPREHENSIVE (LOSS) INCOME (Parenthetical) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of analysis of other comprehensive income by item [abstract]
Income tax relating to hedges of net investments in foreign operations of other comprehensive income	$ 10	$ (18)	$ 19
Income tax relating to cash flow hedges of other comprehensive income	25	18	(23)
Income tax relating to available-for-sale financial assets
Income tax relating to cash flow hedges, equity accounted investments	0	1	3
Income tag relating to share of unrealized gains (losses) on available for sale securities
Income tax relating to financial assets measured at fair value through other comprehensive income	(2)	0	0
Income tax relating to revaluation surplus that will not be reclassified to profit or loss, equity accounted investments	(5)	0	27
Income tax relating to remeasurements of defined benefit plans of other comprehensive income
Income tax relating revaluation surplus	$ 1	$ 1